Exhibit 99.2

Pursuant to Item 601(b)(2)(ii) of Regulation S-K, certain information contained in this document, marked by brackets as [**], has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

This FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this “Amendment”) dated October 23, 2020 is by and among Surgalign Holdings, Inc., a Delaware Corporation (“Buyer”), Roboticine, Inc, a Delaware corporation (“Seller”), Holo Surgical S.A., a Polish joint-stock company (“Holo S.A.”), Pawel Lewicki, PhD (“Lewicki”) and Krzysztof Siemionow, MD, PhD (“Siemionow”). Buyer, Seller, Holo S.A., Lewicki and Siemionow will each be referred to herein from time to time as a “Party” and, collectively, as the “Parties.”

RECITALS

WHEREAS, the Parties entered into that certain Stock Purchase Agreement (the “Purchase Agreement”), dated September 29, 2020, pursuant to which, among other things, Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, all of the Shares, on the terms and subject to the conditions contained in the Purchase Agreement; and

WHEREAS, the Parties desire to amend the Purchase Agreement as set forth herein in accordance with Section 12.09 of the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

AGREEMENTS

1. Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Purchase Agreement.

2. Amendments to Purchase Agreement.

(a) Section 2.05(a)(ii) is hereby amended and restated in its entirety to read as follows:

“Buyer shall issue or pay to Seller the [**] Earnout Consideration, subject to reduction pursuant to Section 2.05(d), if the [**] is obtained on or prior to [**]; provided, however, that if the [**] is not obtained on or prior to [**], no [**] Earnout Consideration shall be payable under this Agreement; provided, further, that once the [**] Earnout Consideration is issued and/or paid to Seller, Buyer shall have no further obligations pursuant to this Section 2.05(a)(ii);”

3. No Other Modifications. Except as expressly set forth herein, the terms and provisions of the Purchase Agreement remain unmodified and in full force and effect. This Amendment and the Purchase Agreement shall be read together as one agreement, and all references to the Purchase Agreement (in the documents contemplated by the Purchase Agreement or otherwise) shall mean the Purchase Agreement as modified and amended by this Amendment.

4. Miscellaneous. Sections 12.05 (Succession and Assignment), 12.06 (Severability), 12.07 (References), 12.08 (Construction), 12.09 (Amendment and Waiver), 12.10 (Entire Agreement), 12.11 (Parties in Interest), 12.12 (Waiver of Trial by Jury), 12.13 (Delivery by Facsimile or Email), 12.14 (Counterparts), 12.15 (Governing Law), 12.16 (Jurisdiction), 12.17 (Remedies Cumulative) and 12.18 (Specific Performances) of the Purchase Agreement are incorporated herein by reference, mutatis mutandis.

*                *                 *                *

IN WITNESS WHEREOF, the Parties have executed this Amendment on the day and year first above written.

SURGALIGN HOLDINGS, INC.

By:	/s/ Terry M. Rich
Name:	Terry M. Rich
Title:	President and Chief Executive Officer

[Signature Page to First Amendment to Stock Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Amendment on the day and year first above written.

ROBOTICINE, INC
By:	/s/ Pawel Lewicki
Name:	Pawel Lewicki
Title:	President
HOLO SURGICAL S.A.
By:	/s/ Krzysztof Borys Siemionow
Name:	Krzysztof Borys Siemionow
Title:	President of the Management Board

By:	/s/ Maksymilian Fraszka
Name:	Maksymilian Fraszka
Title:	Proxy of the General Meeting of Shareholders in relation to Krzysztof Siemionow

/s/ Pawel Lewicki
Pawel Lewicki

/s/ Krzysztof Siemionow
Krzysztof Siemionow

[Signature Page to First Amendment to Stock Purchase Agreement]